UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

NEWMARKET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (804) 788-5000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As previously disclosed, on December 20, 2012, NewMarket Corporation, a Virginia corporation (the “Company”), issued $350,000,000 aggregate principal amount of 4.100% senior notes due 2022 (the “Initial Notes”) pursuant to an indenture, dated December 20, 2012, among the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee. The Initial Notes were sold by the Company to the initial purchasers (the “Initial Purchasers”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and then resold by the Initial Purchasers only to qualified institutional buyers and non-U.S. persons pursuant to Rule 144A and Regulation S, respectively, of the Securities Act. The Initial Notes are jointly and severally, and fully and unconditionally, guaranteed (the “Guarantees”) on a senior unsecured basis by the Guarantors.
Pursuant to Rule 3-10 of Regulation S-X, the Company is filing this Current Report on Form 8-K to include condensed consolidating financial information of the Company and the Guarantors in Note 27 to the Financial Statements of the Company contained in its Annual Report on Form 10-K for the year ended December 31, 2012, originally filed with the SEC on February 15, 2013 (the “2012 Form 10-K”). The Consolidated Financial Statements and Notes thereto, including the new Note 27, are set forth in Exhibit 99.1 to this Current Report on Form 8-K (which replaces and supersedes Part II, Item 8 of the 2012 Form 10-K). Other than the addition of Note 27 to the Notes to Consolidated Financial Statements contained in the 2012 Form 10-K, no other changes to the Company's previously issued financial statements are being made.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit

23	Consent of PricewaterhouseCoopers LLP.
99.1
Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating financial information of the Company and the Guarantors (which replaces and supersedes Part II, Item 8 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on February 15, 2013).

101	XBRL Instance Document and Related Items

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMARKET CORPORATION

Date: March 8, 2013	By:	/s/ D. A. Fiorenza
David A. Fiorenza
Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23	Consent of PricewaterhouseCoopers LLP.
99.1
Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating financial information of the Company and the Guarantors (which replaces and supersedes Part II, Item 8 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on February 15, 2013).

101	XBRL Instance Document and Related Items